UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 3, 2015

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 3, 2015 discussing our third quarter fiscal 2015 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 3, 2015 discussing our third quarter fiscal 2015 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on March 3, 2015 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

        Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief regarding our successful navigation of the post-surge consumer firearms market and our ongoing focused execution of our long-term strategy; our belief regarding the consumer’s ongoing need and desire for concealed carry firearms; our belief that sales into the professional channel can be lumpy in nature; our belief that our broad product offering remains popular with consumers and that we remain the market leader in the handgun and the modern sporting rifle categories; our belief that our new models introduced at the SHOT Show were well received; our belief that the industry-wide channel inventory situation improved across product categories in the third quarter and recovered from channel over-replenishment; our expectations regarding distributor unit inventory and distributor sales trends; our belief regarding distributor inventory of our products in terms of weeks to cover; our belief that the acquisition of Battenfeld Technologies, or BTI, provides a broad, established platform for organic and inorganic growth in our firearm accessories business; our expectations regarding our ongoing quarterly interest expense; our expectations that we will have additional reductions in inventory through the end of our fiscal year; our expectations regarding capital expenditures for the fourth quarter and full fiscal year; our expectation that our cash balances will rise during our fourth quarter, which we believe is seasonally our strongest cash generation quarter; our estimates for net sales, GAAP and non-GAAP earnings per share, fully diluted share count, and/or effective tax rate for our fourth quarter and for full fiscal 2015; our belief that, based upon NICS background checks, consumer demand continues to trend to its normal, seasonal pattern; our belief regarding the further reduction of high levels of competitors’ inventory in the channel because of seasonality and strength in consumer purchasing; our belief that channel inventories remain somewhat elevated for certain products, such as modern sporting rifles, or MSRs, and that there is still a heightened level of certain of our MSRs at retail; our belief that the channel inventory situation has greatly improved since last quarter; our belief that the industry show season has been very encouraging, including attendance and order strength; our belief that dealers who are working hard to promote their businesses are benefitting from the strength we have seen in recent NICS numbers; our belief that our promotions were successful and our sales velocity has increased; our belief that we are well-positioned to achieve our year-end firearm division inventory goal; our strategy, including the importance of new products; our intent to remain committed to developing new products that deliver exceptional value and benefit to our diverse consumer base; our intention to remain very actively engaged with our distributors and our major retailers to insure their inventories fully represent our products; our objective to reach retail consumers, including by continuing to drive brand awareness with the consumer through innovative advertising and marketing campaigns; our belief that BTI fits firmly within our core firearm business; our belief that BTI provides us with an opportunity to delve further into the shooting hunting space and a new business segment that should deliver double digit revenue growth over time; our belief that BTI’s business is not typically being driven by consumer surge environments; our plans and expectations regarding folding our existing accessories business into the BTI infrastructure and product development process; our belief that BTI’s systems are well-developed and efficient; our belief that BTI is a company with great brands, strong management, and a track record of attractive growth and gross margins; our expectations about multiple opportunities for growth in our new accessories division; our belief that our industry is in the midst of a long-term, underlying growth trend; our expectations regarding growing our company and its share of our market; our belief that the decline in foreign currencies is not giving our competitors a benefit that is translating into more aggressive cost price promotions; our expectation for the inventory step-up and amortization related to our acquisitions of BTI and Hooyman; our belief that retailers continued to offer discounts and rebates to move inventory, particularly with regard to MSRs, 1911s, and full-size polymer pistols; our intention to continue BTI’s strategy of purchasing, in essence, a product, so they do not take any selling, general, and administrative expenses with it; our belief that BTI bought a product from Hooyman that was well-developed and had a great brand; our expectations regarding cash available to us at the end of the quarter; our intention to use cash to pay down the revolver, pay down a portion of the senior notes, which are prepayable or callable after June 2015, fund inorganic acquisitions, or buy back stock; our intention to make the best use of cash for the company; our intention to wait to decide how to use cash until after our fourth quarter; our belief that there is some renewed interest with the consumer regarding proposed bans in certain ammo categories, including 556; our belief that there is some renewed interest with the consumer regarding other ammo categories, including 223; our belief that smaller handguns designed for concealed carry are extremely popular and that the shield is very much a dominant player when it comes to market share in that category; our belief that smaller frame revolvers are doing very well; our intention that Thompson/Center remains very much a strategic focus of ours; our belief that opening price point products have proved extremely popular with the consumer in certain product categories; our belief that we are subject to large peaks and troughs when we win large contracts in the professional part of our business; our intention to remain very committed to the professional part of our business; our intention to continue to target large departments and work very closely with them as they go through their bid processes; our belief that there will be a full industry day coming with regard to the U.S. military and modular handgun systems; our belief that the request for proposal process with the U.S. military regarding modular handgun systems is progressing, but is doing so a little bit more slowly than anticipated; our belief that the state of California, despite certain restrictions, remains a very strong market for us; and our belief that we have two very important products on the roster, our shield and our FDVE opening price point polymer pistol, both in 9-millimeter and 40 caliber. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate the assets we acquired from our principal injection molding supplier in a successful manner; the success of our partnership with General Dynamics Ordnance and Tactical Systems; the general growth of our firearm accessories business; difficulties in the integration of BTI with our company; the potential loss of key personnel, customers, or suppliers following the acquisition of BTI; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 4, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 3, 2015